BlueLinx Quarterly Review 1st Quarter 2015

2 Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of May 7, 2015. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to May 7, 2015. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. BlueLinx Holdings Inc.

3 Mitch Lewis Chief Executive Officer

4 Executive Summary – First Quarter 2015 • Revenue of $455 million dollars, up $11 million, or 2.5%, from first quarter 2014 • Driven by unit volume increases in both structural and specialty products • Gross margin of 11.0% • Maintained specialty gross margins year-over-year • Structural margins impacted by commodity pricing • Adjusted EBITDA $0.4 million • $78 million excess availability as of April 4, 2015 • $19 million dollar improvement over end of fourth quarter 2014

5 U.S. Single-Family Housing Permits and Starts Single-family housing activity compared to last year decelerated in the quarter, however solid growth is expected for the year Source: U.S. Census Bureau

6 Price and Volume First Quarter 2015

7 Quarterly Revenues (1) Excludes Service Revenue and accounting adjustments. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. vs. Year Ago • Mix consistent with prior year Revenue Up $11M or 2.5% vs. Year Ago • Specialty sales up 3.6%(1) • Structural sales up 1.4% ($ millions)

8 Key Emphasis • Focus on opportunities in the local markets • Drive operational improvements across the organization • Supplier engagement to create mutual success • Continue margin enhancement activities • Closely manage working capital and liquidity Key Emphasis for BlueLinx

9 Susan O’Farrell Chief Financial Officer and Treasurer

10 in millions - unaudited (1) Q1 2015 Q1 2014 Net Sales $ 454.9 $ 443.9 Gross Profit $ 50.2 $ 52.7 Gross Margin 11.0% 11.9 % Revenue and Gross Margins • Sales up $11 million, or 2.5% from prior year • Specialty margins of 13% remain consistent year over year • Margin decrease primarily due to structural products that were down 100 basis points from prior period (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

11 in millions - unaudited(1) Q1 2015 Q1 2014 Change Selling, General and Administrative $ 50.0 $ 52.0 $ (2.0) Depreciation and Amortization 2.3 2.3 — Total Operating Expenses $ 52.3 $ 54.3 $ (2.0) Operating Expenses First quarter 2015 operating expenses were down $2 million, or 3.7%, from prior period (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

12 Debt Structure • Asset Based Revolving Credit Facilities • Successful extension of $447.5 million U.S. revolving credit facility until April 2017 • FILO • Successful extension of $20 million Tranche A loan to full maturity of June 2016 • Mortgage • Assessing opportunities at this time to unlock the value of our mortgage • Valuation at approximately $322 million in 2006 • $169 million net principal remaining

13 Cash Flows Year-to-Date Operating Cash Usage Improved $8.6 million ($46.1) ($37.5) Q1 2015 Q1 2014 in millions - unaudited (1) Net cash (used in) provided by operating activities $ (37.5) $ (46.1) Net cash (used in) provided by investing activities (0.3) (0.5) Net cash (used in) provided by financing activities 39.3 49.2 Increase (decrease) in cash 1.5 2.6 Cash balance, beginning of period 4.5 5.0 Cash balance, end of period $ 6.0 $ 7.6 (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. 2015 2014

14 Cash Cycle Days (1) Working capital as defined by A/R plus inventory less A/P & bank overdrafts • TTM Cash Cycle at 64 days • Period end working capital(1) was down $6 million versus end of first quarter 2014

15 TOPIC PAGE Profit and Loss Statement 16 Adjusted EBITDA 17 Revenue and Unit Volume 18 Gross Profit and Margin 19 Reconciliation of Debt Principal Payable to Non-GAAP Net Debt 20 Capital Structure 21 Structural Products Price Trends 22 Appendix

16 Profit and Loss Statement Profit and Loss Statement $ in millions except per share amounts - unaudited (1) Q1 2015 Q1 2014 Net sales $ 455.0 $ 443.9 Cost of sales 404.8 391.2 Gross profit 50.2 52.7 Gross margin % 11.0% 11.9% Operating expenses: Selling, general, and administrative 50.0 52.0 Depreciation and amortization 2.3 2.3 Total operating expenses 52.3 54.3 Operating income (loss) (2.1) (1.6) Non-operating expenses (income): Interest expense 6.5 6.5 Other expense (income), net 0.4 0.2 Income (loss) before provision for (benefit from) income taxes (9.0) (8.3) Provision for (benefit from)income taxes (0.1) 0.3 Net income (loss) $ (8.9) $ (8.6) Diluted EPS $ (0.10) $ (0.10) (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

17 Adjusted EBITDA (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. Adjusted EBITDA in millions - unaudited (1) Q1 2015 Q1 2014 Net income (loss) $ (8.9) $ (8.6) Adjustments: Depreciation and amortization 2.3 2.3 Interest expense 6.5 6.5 Provision for (benefit from) income taxes (0.1) 0.3 Gain from the sale of properties — (0.2) Share-based compensation expense, excluding restructuring 0.6 0.7 Restructuring, severance, debt fees, and other — — Adjusted EBITDA $ 0.4 $ 1.0

18 Revenue and Unit Volume Sales $ in millions - unaudited (1) Q1 2015 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Specialty $ 273.6 $ 264.0 $ 316.6 $ 324.4 $ 263.9 Structural 187.7 185.1 219.3 232.1 195.0 Other (2) (6.4) (5.2) (4.4) (6.7) (4.8) Total $ 454.9 $ 443.9 $ 531.5 $ 549.8 $ 454.1 Sales Mix % - unaudited (1) Specialty 59.3% 58.8% 59.1% 58.3% 57.5 % Structural 40.7% 41.2% 40.9% 41.7% 42.5 % Unit Volume Change - unaudited (1) Specialty 2.6% 1.0% (1.2)% 4.7% (4.3)% Structural 3.2% (9.5)% (11.2)% (7.5)% (11.6)% Total 2.9% (3.8)% (5.7)% (0.6)% (7.5)% (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. (2) Includes cash discounts, service revenue, Canadian conversion, and accruals.

19 Gross Profit and Margin Gross Profit $ in millions - unaudited (1) Q1 2015 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Specialty $ 35.5 $ 34.3 $ 43.7 $ 43.0 $ 35.1 Structural 13.8 15.4 18.0 20.8 14.9 Other 0.9 3.0 0.3 0.8 (0.2) Total $ 50.2 $ 52.7 $ 62.0 $ 64.6 $ 49.8 Gross Margin % - unaudited (1) Specialty 13.0% 13.0% 13.8% 13.3% 13.3 % Structural 7.3% 8.3% 8.2% 9.0% 7.6 % Other n/a n/a n/a n/a n/a Total 11.0% 11.9% 11.7% 11.7% 11.0% (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

20 Reconciliation of Debt Principal Payable to Non-GAAP Net Debt Debt $ in millions - unaudited (1) April 4, January 4, 2015 2015 Revolving credit facilities $ 275.7 $ 229.5 Mortgage 169.8 177.7 Total debt principal payable (GAAP) 445.5 407.2 Less: Cash (6.0) (4.5) Mortgage LCR trap (1.0) (6.1) Net debt (Non-GAAP) $ 438.5 $ 396.6 Excess Availability $ 78.4 $ 59.5 (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

21 Capital Structure • Asset Based Revolving Credit Facilities • Extended until April 2017 • $78.4 million excess availability as of April 4, 2015 • $447.5 million U.S. facility with additional $75.0 million uncommitted accordion facility • LIBOR + 3.5% • $20 million Tranche A loan – extended until June 2016 • LIBOR + 5.25% • $10 million Canadian facility with additional $5.0 million uncommitted accordion facility • LIBOR or Banker's Acceptance + 2.50% • Mortgage • Due July 2016 • Currently evaluating refinancing options • Book value of real estate $80.9 million as of April 4, 2015 • Appraisal value as of June 2006 of current properties approximately $322 million • Outstanding mortgage of $170 million as of April 4, 2015 ◦ $1m cash trap further reduces principal to $169 million ◦ Fixed 6.35% interest rate

22 Structural Products Price Trends

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